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                                  CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, being the Chief Executive Officer and the Acting Chief Financial Officer of SEMX Corporation (the "Issuer"), respectively, hereby certify that:

1. The 10-Q Report of the Issuer for the quarter ended September 30, 2002 ("10-Q Report") fully complies with the complies with the requirements of
     Section 10(a) of the Securities Exchange Act of 1934, and that

2. The 10-Q Report fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


Date: November 19, 2002
      --------------------------------


                                       SEMX Corporation



                                       By: /s/ Gilbert D. Raker
                                          --------------------------------------
                                                    Gilbert D. Raker,
                                           Chairman and Chief Executive Officer


                                       By: /s/ Mark A. Koch
                                          --------------------------------------
                                                      Mark A. Koch
                                             Acting Chief Financial Officer